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                                                                 EXHIBIT 10.1(C)

                          MEMORANDUM OF UNDERSTANDING

     THIS MEMORANDUM OF UNDERSTANDING, dated January 4, 2001 by and between JOHN
S. NORTH ("North") an individual having an address at 1687 Valley Drive, Venice, FL 34292, and AMERICAN BIOGENETIC SCIENCES, INC. ("ABS"), a Delaware corporation, having an address at 1375 Akron Street, Copiague, NY 11726.

     WHEREAS, North and ABS are parties to an Employment Agreement, dated as of November 2, 1998 (the "Employment Agreement"); and

     WHEREAS, North and ABS (i) have mutually agreed to terminate the Employment Agreement as provided herein, and (ii) have agreed to the other terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, agreements and premises set forth herein, it is hereby agreed as follows:

     1. (a) The Employment Agreement is hereby terminated as of the date hereof without liability to any party and neither party shall have any further obligations thereunder, all of which are hereby released by the parties, except for North's continuing obligations pursuant to paragraph 7 of the Employment Agreement (Restrictive Covenant) and paragraph 9 of said Employment Agreement (Confidential Information) all of which shall survive the termination of said Employment Agreement.

        (b) North hereby resigns effective January 4, 2001, for personal reasons, as an employee, Officer and Director of ABS.

     2. Concurrently with the execution hereof, the parties have entered into the Mutual General Release attached as Annex A hereto.

     3. Binding Agreement. This Memorandum of Understanding, sets forth the parties' complete agreement with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, written or oral, with respect thereto. The parties intend to be bound hereby and to operate pursuant hereto. The terms of this Memorandum of Understanding and all proprietary information of each of the parties is confidential and may not be disclosed except pursuant to applicable securities laws. This Memorandum of Understanding may not be amended or modified except by a written instrument signed by the parties hereto.

     4. Counterparts. This Agreement and all other agreements referred to herein may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument, but only one of which need be produced.

     5. Applicable Law. This Memorandum of Understanding and any other agreement entered into in connection herewith shall be governed by, and construed under and in accordance with, the laws of the State of New York applicable to contracts made and wholly to be performed therein by residents thereof, without giving effect to the conflict of laws principles thereof. All actions proceedings seeking the interpretation and/or enforcement of this Agreement shall be brought only in the sate or federal courts located in New York County, all parties hereby submitting themselves to the jurisdiction of such courts for such purpose. Any process in any action or proceeding commenced in the courts of the State of New York arising out of any claim, dispute or disagreement, may, among other methods be served upon any party by delivering or mailing the same, via registered or certified mail, addressed to such party at the address set forth above. Any



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such delivery or mail services shall be deemed to have the same force and affect as personal service within the State of New York, New York county.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        AMERICAN BIOGENETIC SCIENCES, INC.


                                        BY:   /s/ Alfred J. Roach
                                              ----------------------------------
                                              Name:    Alfred J. Roach
                                              Title:   Chairman

                                              /s/ John S. North
                                              ----------------------------------
                                              John S. North



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                                                                         ANNEX A

                                     MUTUAL

                                 GENERAL RELEASE

     American Biogenetic Sciences, Inc. ("ABS") and John S. North ("North"), sometimes collectively referred to herein as the "parties," hereby enter into this Mutual Release Agreement ("Release") as of January 4, 2001.

     As a material inducement to the Company to enter into this Release and in consideration for the benefits received hereunder, North for himself, his heirs, executors, administrators, successors and assigns, hereby fully releases, discharges and acquits the Company, its affiliated and related entities, parent corporations, subsidiary corporations, present and former officers and directors, employees, agents, attorneys, representatives, shareholders, successors and assigns (collectively "Company Releases"), from any and all claims, charges, demands, sums of money, actions, rights, causes of action, obligations and liabilities of any kind or nature whatsoever, at law or in equity, which he may have, had, claim to have had, now have, or claim to have, which are or may be based upon facts, acts, conduct, representations, omissions, contracts, claims, events, causes, matters or things of any conceivable kind or character, whether known or unknown, existing or occurring at any time on or before the date of this Release relating to the Company, including but not limited to, (a) any claims arising under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Equal Pay Act, the New York State and City Human Rights Laws and the Rehabilitation Act of 1973, any federal, state or other governmental statues, ordinances or regulations, (b) any defamation, fraud, negligence or other tort or common law claims which he may have, including, without limitation, any claims arising under any implied or express contracts or agreements (including, without limitation, the Employment Agreement dated as of November 2, 1998 between the Company and North, (c) any claims for adjusted compensation, bonus, severance or vacation pay or any other form of compensation, or benefit relating to North's employment and the termination thereof, (d) any claims for intentional torts, emotional distress and pain, and suffering and (e) any claims for compensatory and punitive damages. Without limiting the generality of the foregoing, specifically included in the foregoing release are any and all claims of North under or pursuant to the Age Discrimination in Employment Act of 1967, as amended.

     As a material inducement to North to enter into this Release and in consideration for the benefits received hereunder, the Company, as well as its affiliated and related entities, parent corporations, subsidiary corporations, present and former officers and directors, and successors and assigns, hereby fully releases, discharges and acquits North from any and all claims, charges, demands, sums of money, actions, rights, causes of action, obligations and liabilities of any kind or nature whatsoever, at law or in equity, which the Company may have, had, claim to have had, now have, or claim to have, which are or may be based upon facts, acts, conduct, representations, omissions, contracts, claims, events, causes, matters or things of any conceivable kind or character, whether known or unknown, existing or occurring at any time on or before the date of this Release relating to the Company, including but not limited to any claims arising under any federal, state or other governmental status, ordinances or regulations, any defamation, fraud, negligence or other tort or common law claims implied or express contracts or agreements (including, without limitation, the

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Employment Agreement dated as of November 2, 1998 between the Company and
North), and any claims for compensatory and punitive damages.

     As a material inducement to the parties to enter into this Release and in consideration for the benefits received hereunder the parties on behalf of themselves and their respective heirs, assigns and legal representatives, hereby covenant and represent that neither of them has instituted, and will not institute, any complaints, claims, charges or lawsuits, with any governmental agency or any court, against the other by reason of any claim, present or future, known or unknown, arising from or related in any way to North's employment with the Company or any of its affiliates or the termination of such employment, or any relationship, association, or transaction to date between the parties hereto or any of their predecessors or their respective agents, employees or officers, including, without limitation, arising from or related to the aforementioned Employment Agreement.

     Notwithstanding anything to the contrary herein, the foregoing covenant, as well as the Release provided herein shall not apply to actions for breach of this Release and Memorandum of Understanding dated January 4, 2001 between ABS, nor shall they apply to North's continuing obligations pursuant to paragraphs 7 and 9 of his Employment Agreement which shall survive the execution of this Release.

     As a material inducement to North to enter into this Release and in consideration for the benefits received hereunder, North agrees not to disparage, or make any disparaging remarks or send any disparaging communications concerning, the Company, its reputation, its business, and its officers, directors and employees to any person. The Company similarly agrees not to disparage, or make any disparaging remarks or send any disparaging communications concerning North, or his reputation, his business expertise and his job performance at the Company to any person.

                                        AMERICAN BIOGENETIC SCIENCES, INC.



                                        BY:   /s/ Alfred J. Roach
                                              ----------------------------------
                                              Name:  Alfred J. Roach
                                              Title:   Chairman

                                              /s/ John S. North
                                              ----------------------------------
                                              John S. North



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